JPMorgan Floating Rate Income Fund
Schedule of Portfolio Investments as of November 30, 2023
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY.  IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 86.0% (a) (b)
Aerospace & Defense — 1.6%
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.63%, 1/15/2027	787	787
TransDigm Group, Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.64%, 8/24/2028	1,869	1,869
Vertex Aerospace Services Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.67%, 12/6/2028	1,640	1,639
		4,295
Automobile Components — 2.0%
Adient US LLC, Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 4/10/2028 (c)	1,613	1,613
DexKo Global, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 10/4/2028	1,292	1,265
Holley, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 11/17/2028	940	889
Truck Hero, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 1/31/2028	821	786
Wheel Pros, Inc., 1st Lien Term Loan (3-MONTH SOFR + 4.50%), 14.33%, 5/11/2028	250	268
Wheel Pros, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.50%), 9.96%, 5/11/2028 (c)	835	659
		5,480
Beverages — 0.9%
Triton Water Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 3/31/2028	1,588	1,560
Tropicana, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.74%, 1/24/2029	990	926
		2,486
Broadline Retail — 1.0%
Getty Images, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.99%, 2/19/2026	1,248	1,252
GoodRx, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 8.20%, 10/10/2025 (c)	1,359	1,357
		2,609
Building Products — 3.0%
AZZ, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.07%, 5/13/2029 (c)	1,238	1,238
Cabinetworks, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.90%, 5/17/2028	665	548
Chamberlain Group LLC (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 11/3/2028	1,584	1,550
Emerson Climate Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.35%, 5/31/2030	2,117	2,119
Griffon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.79%, 1/24/2029	1,001	1,000
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 12/18/2027	707	707
QUIKRETE Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 3/19/2029	1,086	1,086
		8,248
Capital Markets — 0.2%
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.14%, 4/9/2027 (c)	699	684
Chemicals — 2.7%
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.95%, 3/31/2027	804	803
Gates Global LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.35%, 11/16/2029	247	248
INEOS Enterprises, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.27%, 7/8/2030 (c)	1,614	1,590
Ineos US Finance LLC, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 2/18/2030	2,000	1,981
PQ Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.98%, 6/9/2028 (c)	1,700	1,695
W. R. Grace, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 9/22/2028 (c)	1,010	1,005
		7,322
Commercial Services & Supplies — 5.6%
Allied Universal Holdco LLC, 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.20%, 5/12/2028	867	843
(1-MONTH CME TERM SOFR + 4.75%), 10.10%, 5/12/2028	385	380
API Group DE, 1st Lien Term Loan B (3-MONTH SOFR + 2.25%), 7.71%, 10/1/2026	1,449	1,451

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Commercial Services & Supplies — continued
Conservice Midco LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.70%, 5/13/2027	1,404	1,402
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.23%, 8/3/2026	1,123	1,123
Garda World Security Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.75%, 10/30/2026	1,540	1,535
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.71%, 3/10/2028	1,435	1,419
Intrado Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.39%, 1/31/2030	997	998
Madison IAQ LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/21/2028	2,045	2,014
Nielsen Holdings plc, Term Loan B-3 (1-MONTH CME TERM SOFR + 3.75%), 9.10%, 3/6/2028	1,000	961
Prime Security Services Borrower LLC, 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 7.83%, 10/13/2030	1,595	1,595
VT Topco, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.60%, 8/9/2030	1,505	1,504
		15,225
Communications Equipment — 1.3%
Ciena Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.00%), 7.33%, 10/24/2030	1,542	1,543
CommScope, Inc., 1st Lien Term Loan B-2 (Netherlands) (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 4/6/2026	2,317	2,025
		3,568
Construction & Engineering — 2.2%
Osmose Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 6/23/2028	2,097	2,073
Pike Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.85%, 1/21/2028	802	802
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 1/21/2028 (c)	2,388	2,385
Zekelman Industries, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.00%), 7.44%, 1/24/2027	786	784
		6,044
Consumer Staples Distribution & Retail — 2.4%
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan (3-MONTH SOFR + 11.50%), 16.65%, 6/30/2026 ‡	613	613
Moran Foods, LLC, First Lien Term Loan
(2-MONTH SOFR + 2.00%), 12.74%, 6/30/2026 ‡	3,381	2,749
(3-MONTH CME TERM SOFR + 2.00%), 12.74%, 6/30/2026 ‡	2,767	1,719
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 10/22/2025	829	825
Utz Quality Foods LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.64%, 1/20/2028	779	778
		6,684
Containers & Packaging — 2.8%
BWAY Intermediate Co., Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.32%, 8/14/2026	1,589	1,577
Graham Packaging Co., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 8/4/2027	1,079	1,076
LABL, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.45%, 10/29/2028	1,530	1,443
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 9/24/2028	602	602
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 2/5/2026	715	716
Ring Container Technologies LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 8/12/2028	1,071	1,071
Tekni-Plex, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.00%), 9.65%, 9/15/2028	1,275	1,244
		7,729
Diversified Consumer Services — 1.4%
Clarios Global LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.10%, 5/6/2030	1,000	1,001
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 4/3/2028	888	738
LegalShield, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 12/15/2028	1,224	1,211
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 2/10/2029	1,006	1,002
		3,952

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.71%, 3/15/2027	1,294	773
Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 11/22/2028	1,103	1,089
Numericable U.S. LLC, 1st Lien Term Loan B-14 (France) (3-MONTH CME TERM SOFR + 5.50%), 10.89%, 8/15/2028	632	539
		2,401
Electric Utilities — 1.6%
Astoria Energy LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 12/10/2027	753	754
Carroll County Energy LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.99%, 2/13/2026	991	960
Exelon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 8.15%, 12/15/2027	1,414	1,410
PG&E Corp., Exit Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 6/23/2025	1,244	1,243
		4,367
Electrical Equipment — 1.4%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 8/1/2025	1,995	1,995
Cortes NP Acquisition Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.18%, 3/2/2027	1,704	1,706
		3,701
Electronic Equipment, Instruments & Components — 1.3%
Ingram Micro Inc., 1st Lien Term Loan (3-MONTH SOFR + 3.00%), 8.65%, 6/30/2028	1,136	1,134
Mirion Technologies, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.75%), 8.40%, 10/20/2028	1,505	1,504
NCR Atleos LLC, 1st Lien Term Loan B (3-MONTH SOFR + 4.75%), 10.20%, 3/27/2029	1,020	995
		3,633
Energy Equipment & Services — 0.5%
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.40%, 10/18/2028	1,395	1,396
Entertainment — 2.1%
Banijay Entertainment, 1st Lien Term Loan B (France) (1-MONTH CME TERM SOFR + 3.75%), 9.17%, 3/1/2028	839	839
Delta 2 (Lux) SARL, 1st Lien Term Loan B (Luxembourg) (1-MONTH CME TERM SOFR + 2.25%), 7.60%, 1/15/2030	2,000	2,001
Live Nation Entertainment, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 1.75%), 7.18%, 10/19/2026	931	928
WMG Acquisition Corp., 1st Lien Term Loan G (1-MONTH CME TERM SOFR + 2.13%), 7.59%, 1/20/2028 (c)	1,847	1,846
		5,614
Financial Services — 1.4%
GTCR W Merger Sub LLC, 1st Lien Term Loan B (3-MONTH SOFR + 3.00%), 9/20/2030 (c)	1,075	1,074
NorthRiver Midstream, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.39%, 8/16/2030	1,521	1,520
Trans Union LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 2.25%), 7.71%, 12/1/2028	1,110	1,110
		3,704
Food Products — 0.6%
B&G Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.85%, 10/10/2026	527	517
Shearer's Foods LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 9/23/2027	1,066	1,064
		1,581
Ground Transportation — 2.1%
First Student Bidco, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.65%, 7/21/2028 (c)	962	946
First Student Bidco, Inc., 1st Lien Term Loan C (3-MONTH CME TERM SOFR + 3.00%), 8.65%, 7/21/2028	868	853
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.49%, 7/21/2028 (c)	890	881
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.49%, 12/30/2026	1,116	1,116

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Ground Transportation — continued
Hertz Corp. (The), 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 6/30/2028	1,544	1,525
Hertz Corp. (The), 1st Lien Term Loan C (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 6/30/2028	298	294
		5,615
Health Care Equipment & Supplies — 2.0%
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 5/4/2028	3,296	3,297
Medline, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 10/23/2028	2,178	2,178
		5,475
Health Care Providers & Services — 5.3%
AHP Health Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 8/24/2028	1,138	1,134
CVS Holdings, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 4.25%), 9.71%, 8/31/2026	939	912
DaVita, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.21%, 8/12/2026 (c)	1,000	997
ICON Luxembourg SARL, 1st Lien Term Loan B, (Luxembourg)
(3-MONTH CME TERM SOFR + 2.25%), 7.90%, 7/3/2028	849	851
(3-MONTH CME TERM SOFR + 2.25%), 7.90%, 7/3/2028	212	212
KDC US Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.35%, 8/15/2028	1,559	1,506
Option Care Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 10/27/2028	1,494	1,498
Parexel International Corp., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.69%, 11/15/2028	1,478	1,476
Pathway Vet Alliance LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 3/31/2027	1,017	894
PCI Pharma Services, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.50%), 9.15%, 11/30/2027 (c)	1,666	1,659
Radiology Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 10.18%, 7/9/2025	1,247	981
Syneos Health,Inc., 1st Lien Term Loan B (3-MONTH SOFR + 4.25%), 9.39%, 9/27/2030	1,725	1,684
U.S. Renal Care, 1st Lien Term Loan C (2-MONTH SOFR + 5.00%; 3-MONTH CME TERM SOFR + 5.00%), 10.46%, 6/20/2028	810	575
		14,379
Hotels, Restaurants & Leisure — 3.0%
Caesars Entertainment, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 2/6/2030	1,957	1,957
Carnival Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.32%, 8/9/2027	1,871	1,858
Flutter Entertainment plc, 1st Lien Term Loan B (Ireland) (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 7/22/2028	1,218	1,218
Restaurant Brands International, Inc., 1st Lien Term Loan B-5 (3-MONTH SOFR + 2.25%), 7.60%, 9/23/2030 (c)	1,100	1,095
UFC Holdings LLC, 1st Lien Term Loan B-3 (3-MONTH CME TERM SOFR + 2.75%), 8.40%, 4/29/2026	596	596
Whataburger, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 8/3/2028	1,384	1,383
		8,107
Household Durables — 0.3%
Traeger Grills, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 6/29/2028	867	738
Insurance — 2.6%
Asurion LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 7/31/2027	791	772
Asurion LLC, 1st Lien Term Loan B-11 (1-MONTH CME TERM SOFR + 4.25%), 9.70%, 8/19/2028	1,655	1,626
Asurion LLC, 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 5.25%), 10.71%, 1/31/2028	1,510	1,352
Asurion LLC, Term Loan B-10 (1-MONTH CME TERM SOFR + 4.00%), 9.45%, 8/19/2028	689	675
Hub International Ltd., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.66%, 6/20/2030	1,725	1,732
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.14%, 11/22/2029	1,029	1,028
		7,185
IT Services — 2.4%
Ahead DB Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.24%, 10/18/2027	448	442
Ancestry.com, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.70%, 12/6/2027	1,284	1,261

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
IT Services — continued
Go Daddy Group, Inc.,1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 2.50%), 7.85%, 11/9/2029	1,343	1,345
MH Sub I LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.60%, 5/3/2028	1,679	1,624
Virtusa Corp., 1st Lien Term Loan B
(1-MONTH CME TERM SOFR + 3.75%), 9.21%, 2/11/2028	913	911
(1-MONTH CME TERM SOFR + 3.75%), 9.20%, 2/15/2029	974	971
		6,554
Leisure Products — 0.9%
FGI Operating Co. LLC, 1st Lien Term Loan (3-MONTH SOFR + 11.00%), 5/16/2024 ‡ (d)	3,874	422
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.46%, 12/15/2026	1,271	1,252
Topgolf Callaway, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 3/15/2030 (c)	660	658
		2,332
Life Sciences Tools & Services — 0.5%
Albany Molecular Research, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 9.23%, 8/30/2026	847	707
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.70%, 11/8/2027	663	662
		1,369
Machinery — 3.0%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.99%, 10/8/2027	2,214	2,215
CPM Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.83%, 9/28/2028	914	913
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 8.64%, 12/31/2027	1,467	1,459
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.95%, 4/5/2029	1,473	1,468
Sundyne, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.70%, 3/17/2027	1,712	1,709
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (Germany) (6-MONTH SOFR + 3.50%), 9.38%, 7/30/2027 (c)	509	509
		8,273
Media — 6.2%
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 10.39%, 10/28/2027	1,014	967
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 9.14%, 8/21/2026	3,152	3,089
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.82%, 1/18/2028 (c)	2,652	2,551
DirectV Financing LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.64%, 8/2/2027	719	706
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 1/7/2028	1,507	1,457
Gray Television, Inc., 1st Lien Term Loan D (1-MONTH CME TERM SOFR + 3.00%), 8.43%, 12/1/2028	929	902
Gray Television, Inc., 1st Lien Term Loan E (1-MONTH CME TERM SOFR + 2.50%), 7.93%, 1/2/2026	548	547
iHeartCommunications, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 5/1/2026	2,407	2,002
iHeartCommunications, Inc., Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 5/1/2026	813	673
Shutterfly LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 6.00%), 11.35%, 10/1/2027 ‡	218	218
Shutterfly LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 5.00%), 10.39%, 10/1/2027	1,819	1,220
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 10.15%, 12/4/2026 (c)	662	645
Univision Communications, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 3/15/2026	2,072	2,069
		17,046
Oil, Gas & Consumable Fuels — 1.5%
Buckeye Partners LP, 1st Lien Term Loan B-1 (1-MONTH CME TERM SOFR + 2.25%), 7.67%, 11/1/2026	1,140	1,140
Buckeye Partners, 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 7.83%, 11/22/2030	601	601
EPIC Crude Services LP, 1st Lien Term Loan B (3-MONTH SOFR + 5.00%), 10.93%, 3/2/2026	575	569
WhiteWater Whistler Holdings, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.75%), 8.15%, 2/15/2030	1,701	1,700
		4,010

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Passenger Airlines — 1.5%
AAdvantage Loyality IP Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.75%), 10.43%, 4/20/2028	3,239	3,283
United Airlines, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.25%), 10.80%, 6/21/2027	900	927
		4,210
Personal Care Products — 2.1%
Conair Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.21%, 5/17/2028	1,771	1,691
Nestle Skin Health SA, Term Loan B (Luxembourg) (3-MONTH CME TERM SOFR + 3.50%), 9.24%, 10/1/2026	4,023	4,035
		5,726
Pharmaceuticals — 1.3%
Bausch Health Cos., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 10.69%, 2/1/2027	1,692	1,276
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 7.17%, 8/1/2027	809	795
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (1-MONTH PRIME + 6.00%), 14.50%, 3/27/2028	628	403
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 5/5/2028	973	975
		3,449
Professional Services — 1.0%
Creative Artists Agency LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.85%, 11/27/2028	1,097	1,099
Star Merger Sub, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.19%, 2/6/2026	1,583	1,583
		2,682
Semiconductors & Semiconductor Equipment — 2.1%
Brooks Automation, 1st Lien Term Loan B (1-MONTH SOFR + 3.10%; 6-MONTH SOFR + 3.10%), 8.14%, 2/1/2029	2,941	2,922
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.49%, 2/1/2030	746	716
Entegris, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.89%, 7/6/2029	673	674
Synaptics, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.91%, 12/2/2028	1,512	1,498
		5,810
Software — 7.0%
AthenaHealth, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.60%, 2/15/2029	1,147	1,125
Camelot Finance LP, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 10/30/2026	2,443	2,444
Consilio, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.46%, 5/12/2028 (c)	1,907	1,879
DigiCert, Inc., 1st Lien Term Loan
(1-MONTH CME TERM SOFR + 4.00%), 9.35%, 10/16/2026	562	555
(1-MONTH CME TERM SOFR + 7.00%), 12.35%, 2/19/2029	620	559
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.00%), 9.46%, 12/1/2027	2,445	2,446
ION Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 9.29%, 3/11/2028	1,000	989
Netsmart Technologies, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.21%, 10/1/2027	1,498	1,497
Project Boost Purchaser LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.96%, 6/1/2026	1,624	1,621
Proofpoint, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.71%, 8/31/2028	1,110	1,101
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.78%, 2/1/2029	707	515
RealPage, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.46%, 4/24/2028	969	944
ThoughtWorks, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.96%, 3/24/2028	431	432
Ultimate Software Group, Inc. (The), 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.25%), 8.76%, 5/4/2026 (c)	1,341	1,341
(3-MONTH CME TERM SOFR + 3.75%), 9.23%, 5/4/2026	1,542	1,545
		18,993
Specialty Retail — 3.5%
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 9.10%, 10/19/2027	1,354	1,353

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Specialty Retail — continued
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.95%, 12/18/2026 (e)	1,726	1,570
Leslie's Poolmart, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 8.21%, 3/9/2028 (c)	1,498	1,466
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.90%, 3/3/2028	1,456	1,374
PrimeSource, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.91%, 12/28/2027	1,527	1,470
Serta Simmons Bedding LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 7.50%), 12.82%, 6/29/2028	637	618
SRS Distribution, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.95%, 6/2/2028	912	900
Staples, Inc., 1st Lien Term Loan (3-MONTH SOFR + 5.00%), 10.43%, 4/16/2026	967	882
		9,633
Textiles, Apparel & Luxury Goods — 0.2%
Birkenstock, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.89%, 4/28/2028	648	648
Wireless Telecommunication Services — 0.6%
Iridium Communications, Inc., 1st Lien Term Loan B (3-MONTH SOFR + 2.50%), 7.85%, 9/20/2030	1,605	1,604
Total Loan Assignments (Cost $244,000)		234,561
Corporate Bonds — 7.2%
Automobile Components — 0.7%
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	895	883
6.50%, 4/1/2027	1,000	965
		1,848
Chemicals — 0.4%
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	1,000	853
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (f)	260	217
		1,070
Consumer Finance — 1.1%
Ford Motor Credit Co. LLC
4.13%, 8/17/2027	2,000	1,848
6.80%, 5/12/2028	1,110	1,129
		2,977
Diversified Telecommunication Services — 1.3%
CCO Holdings LLC 5.00%, 2/1/2028 (f)	3,825	3,584
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp. 4.63%, 6/15/2028	1,000	931
IT Services — 0.3%
Ahead DB Holdings LLC 6.63%, 5/1/2028 (f)	850	730
Media — 1.4%
DISH DBS Corp.
5.88%, 11/15/2024	2,000	1,756
5.25%, 12/1/2026 (f)	750	603
Sirius XM Radio, Inc. 5.00%, 8/1/2027 (f)	1,500	1,425
		3,784

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — 0.8%
Hess Midstream Operations LP 5.63%, 2/15/2026 (f)	750	741
NuStar Logistics LP 5.63%, 4/28/2027	1,500	1,476
		2,217
Specialty Retail — 0.9%
Staples, Inc. 7.50%, 4/15/2026 (f)	2,768	2,450
Total Corporate Bonds (Cost $20,785)		19,591
	SHARES (000)
Convertible Preferred Stocks — 2.1%
Specialty Retail — 2.1%
Claire's Stores, Inc. ‡ * (Cost $755)	3	5,657
Common Stocks — 1.6%
Broadline Retail — 0.1%
Moran Foods Backstop Equity ‡ *	17,453	175
Diversified Telecommunication Services — 0.0% ^
Windstream Holdings, Inc. ‡ *	6	69
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. ‡ *	23	216
Machinery — 0.0% ^
SSB Equipment Co. Inc. ‡ *	31	—
Media — 0.2%
Clear Channel Outdoor Holdings, Inc. *	369	535
iHeartMedia, Inc., Class A *	62	162
		697
Professional Services — 0.7%
NMG, Inc. ‡ *	17	1,894
Specialty Retail — 0.5%
Claire's Stores, Inc. ‡ *	3	1,067
Serta Simmons Bedding LLC ‡ *	31	370
		1,437
Total Common Stocks (Cost $7,222)		4,488
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Entertainment — 0.0% ^
Cineworld Group plc expiring 11/25/2025, price 4,149.00 GBP * (Cost $—(g))	63	—

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.9%
Investment Companies — 6.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.20% (h) (i) (Cost $18,850)	18,850	18,850
Total Investments — 103.8% (Cost $291,612)		283,147
Liabilities in Excess of Other Assets — (3.8)%		(10,332)
NET ASSETS — 100.0%		272,815

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
CME	Chicago Mercantile Exchange
GBP	British Pound
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2023.
(c)	All or a portion of this security is unsettled as of November 30, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Defaulted security.
(e)	Fund is subject to legal or contractual restrictions on the resale of the security.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Value is zero.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of November 30, 2023.
Forward foreign currency exchange contracts outstanding as of November 30, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	49	USD	53	HSBC Bank, NA	12/5/2023	1
Total unrealized appreciation						1
USD	53	EUR	49	HSBC Bank, NA	12/5/2023	(1)
Total unrealized depreciation						(1)
Net unrealized appreciation						— (a)

Abbreviations
EUR	Euro
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023  (Unaudited) (continued)
Centrally Cleared Credit default swap contracts outstanding — sell protection(**) as of November 30, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.41-V2	5.00	Quarterly	12/20/2028	4.03	USD3,000	(5)	150	145

(**)
The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Swaps are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Broadline Retail	$—	$—	$175	$175
Diversified Telecommunication Services	—	—	69	69
Health Care Providers & Services	—	—	216	216
Machinery	—	—	— (a)	— (a)
Media	697	—	—	697
Professional Services	—	—	1,894	1,894
Specialty Retail	—	—	1,437	1,437
Total Common Stocks	697	—	3,791	4,488
Convertible Preferred Stocks	—	—	5,657	5,657
Corporate Bonds	—	19,591	—	19,591
Loan Assignments
Aerospace & Defense	—	4,295	—	4,295
Automobile Components	—	5,480	—	5,480
Beverages	—	2,486	—	2,486
Broadline Retail	—	2,609	—	2,609
Building Products	—	8,248	—	8,248
Capital Markets	—	684	—	684
Chemicals	—	7,322	—	7,322
Commercial Services & Supplies	—	15,225	—	15,225
Communications Equipment	—	3,568	—	3,568
Construction & Engineering	—	6,044	—	6,044
Consumer Staples Distribution & Retail	—	1,603	5,081	6,684
Containers & Packaging	—	7,729	—	7,729
Diversified Consumer Services	—	3,952	—	3,952
Diversified Telecommunication Services	—	2,401	—	2,401
Electric Utilities	—	4,367	—	4,367
Electrical Equipment	—	3,701	—	3,701
Electronic Equipment, Instruments & Components	—	3,633	—	3,633
Energy Equipment & Services	—	1,396	—	1,396
Entertainment	—	5,614	—	5,614
Financial Services	—	3,704	—	3,704
Food Products	—	1,581	—	1,581
Ground Transportation	—	5,615	—	5,615
Health Care Equipment & Supplies	—	5,475	—	5,475
Health Care Providers & Services	—	14,379	—	14,379
Hotels, Restaurants & Leisure	—	8,107	—	8,107
Household Durables	—	738	—	738
Insurance	—	7,185	—	7,185
IT Services	—	6,554	—	6,554
Leisure Products	—	1,910	422	2,332
Life Sciences Tools & Services	—	1,369	—	1,369
Machinery	—	8,273	—	8,273
Media	—	16,828	218	17,046
Oil, Gas & Consumable Fuels	—	4,010	—	4,010

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Passenger Airlines	$—	$4,210	$—	$4,210
Personal Care Products	—	5,726	—	5,726
Pharmaceuticals	—	3,449	—	3,449
Professional Services	—	2,682	—	2,682
Semiconductors & Semiconductor Equipment	—	5,810	—	5,810
Software	—	18,993	—	18,993
Specialty Retail	—	9,633	—	9,633
Textiles, Apparel & Luxury Goods	—	648	—	648
Wireless Telecommunication Services	—	1,604	—	1,604
Total Loan Assignments	—	228,840	5,721	234,561
Warrants	—	— (a)	—	— (a)
Short-Term Investments
Investment Companies	18,850	—	—	18,850
Total Investments in Securities	$19,547	$248,431	$15,169	$283,147
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1	$—	$1
Swaps	—	150	—	150
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1)	—	(1)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$—	$150	$—	$150

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2023	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2023
Investments in Securities:
Common Stocks	$4,100	$— (a)	$(1,015)	$—	$706	$— (a)	$—	$—	$3,791
Convertible Preferred Stocks	6,025	—	(368)	—	—	—	—	—	5,657
Loan Assignments	423	—	(423)	1,286	4,503	(68)	—	—	5,721
Warrants	49	—	(49)	—	—	—	—	—	—
Total	$10,597	$— (a)	$(1,855)	$1,286	$5,209	$(68)	$—	$—	$15,169

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(1,807).
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at November 30, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$422	Term of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	422
	175	Term of Restructuring	Expected Recovery	$1.00 ($1.00)

Common Stocks	175
Total	$597

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At November 30, 2023, the value of these investments was $14,572. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2023	Shares at November 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 5.20% (a) (b)	$20,388	$116,494	$118,032	$—	$—	$18,850	18,850	$694	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
(1). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(2). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional

JPMorgan Floating Rate Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.